Supplement dated June 10, 2025
to the following statutory prospectus(es):
Nationwide Destination Navigator NY (2.0) dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The purpose of this supplement is to revise an effective date for a change that was included in the supplement dated May 29, 2025.
Item 2 of the May 29, 2025 supplement stated that for applications signed on or after the later of June 23, 2025, or upon approval by the State of New York, the Liquidity Option is no longer available for election and the minimum initial purchase payment amount for all contracts is $10,000.
Nationwide is revising the application sign date for these changes to June 20, 2025. Therefore, for applications signed on or after June 20, 2025:
(a) The Liquidity Option is no longer available for election.
(b) The minimum initial purchase payment amount for all contracts is $10,000.
No other dates or changes stated in the May 29, 2025 supplement are changed by this supplement.
PROS-1023